Supplement to the
Fidelity® Select Portfolios®
Energy Portfolio
April 29, 2024
Prospectus

Effective November 11, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Maurice FitzMaurice (Co-Portfolio Manager) has managed the fund since 2020.
Kristen Dougherty (Co-Portfolio Manager) has managed the fund since 2024.
Effective November 11, 2024, the following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Kristen Dougherty is Co-Portfolio Manager of Energy Portfolio, which she has managed since 2024. She also manages other funds. Since joining Fidelity Investments in 2012, Ms. Dougherty has worked as a research analyst and portfolio manager.
Maurice FitzMaurice is Co-Portfolio Manager of Energy Portfolio, which he has managed since 2020. He also manages other funds. Since joining Fidelity Investments in 1998, Mr. FitzMaurice has worked as a research analyst and portfolio manager.
SELNR-PSTK-1124-128 1.913321.128	November 8, 2024